EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Edmund Ludwig, President and Chief Executive Officer (principal executive officer) of Optelecom, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2003 of the Registrant (the “Report”), that:

(1)                        The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)                        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Edmund Ludwig
Edmund Ludwig
November 10, 2003